Exhibit 10.23
                                                                   -------------



THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER SUCH ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF SUCH SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT. THIS WARRANT IS SUBJECT TO CERTAIN ADDITIONAL TRANSFER RESTRICTIONS PROVIDED FOR HEREIN.


                        WARRANT TO PURCHASE COMMON STOCK
                                       of
                         COMPETITIVE TECHNOLOGIES, INC.

1. Number of Shares Subject to Warrant. FOR VALUE RECEIVED, on and after the issuance date hereof, and subject to the terms and conditions herein set forth, Holder (as defined below) is entitled to purchase from Competitive Technologies, Inc., a Delaware corporation (the "Company"), at any time before 5:00 p.m. New York time on February 25, 2009 ("Termination Date"), at a price per share equal to the Warrant Price (as defined below), the Warrant Stock (as defined below and subject to adjustments as described below) upon exercise of this Warrant pursuant to Section 6 hereof.

2. Definitions. As used in this Warrant, the following terms shall have the definitions ascribed to them below:

     a) "Affiliate" shall mean any person or entity who is an "affiliate" as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

     b) "Common Stock" shall mean fully paid and non-assessable shares of the Company's common stock, par value $0.01 per share.

     c) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     d) "Holder" shall mean Brooks Houghton & Company, Inc., or Holder's permitted successors and assigns, as applicable.

     e) "Securities" shall mean the Common Stock.

     f) "Securities Act" shall mean the Securities Act of 1933, as amended.


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     g)  "Warrant  Price"  shall be equal to four and three  hundred  forty-five thousandths dollars ($4.345) per share of Common Stock, subject to adjustment as described in Section 3 below.

     h) "Warrant Stock" shall mean the Common Stock purchasable upon exercise of this Warrant. The total number of shares issuable upon exercise of the Warrant, subject to adjustment as described in Section 3 below, shall be fifty-seven thousand five hundred thirty-seven (57,537) shares of Common Stock.

3. Adjustments and Notices. The Warrant Price shall be subject to adjustment from time to time in accordance with the following provisions:

     a) Subdivision, Stock Dividends or Combinations. In case the Company shall at any time subdivide the outstanding shares of the Common Stock or shall issue a stock dividend with respect to the Common Stock, the Warrant Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in case the Company shall at any time combine the outstanding shares of the Common Stock, the Warrant Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination, as the case may be. From and after the time at which such adjusted Warrant Price becomes effective by reason of such subdivision or stock dividend, the number of shares of Warrant Stock issuable upon the exercise of this Warrant shall be increased in proportion to such increase in outstanding shares. From and after the time at which such adjusted Warrant Price becomes effective by reason of such combination of outstanding shares, the number of shares of Warrant Stock issuable upon the exercise of this Warrant shall be decreased in proportion to such decrease in outstanding shares.

     b) Reclassification, Exchange, Substitution, In-Kind Distribution. Upon any reclassification, exchange, substitution, or other event (other than events described in Section 3(a) above) that results in a change of the number and/or class of the securities issuable upon exercise of this Warrant or upon the payment of a dividend in securities or property other than Common Stock, the Holder shall be entitled to receive, upon exercise of this Warrant, the number and kind of securities and property that the Holder would have received for the Common Stock if this Warrant had been exercised immediately before the record date for such reclassification, exchange, substitution, or other event or immediately prior to the record date for such dividend. The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise the new Warrant. The provisions of this Section 3(b) shall similarly apply to successive reclassifications, exchanges, substitutions, or other events and successive dividends.

     c) Reorganization, Merger etc. In case of any (i) reorganization, or any merger or consolidation of the Company into or with another Company where the Company is not the surviving Company, (ii) sale, transfer or lease (but not including a transfer or lease by pledge or mortgage to a bona fide lender) of all or substantially all of the assets of the Company, or (iii) sale by the Company's shareholders of 50% or more of the Company's outstanding securities in one or more related transactions, the Company, or such successor or purchasing Company, as the case may be, shall, upon the closing of any such reorganization, merger or sale, duly execute and deliver to the Holder hereof a new warrant so that the Holder shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of the Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reorganization, merger or sale by the Holder of the number of shares of Common Stock then purchasable under this Warrant. Such new warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3. The provisions of this subparagraph (c) shall similarly apply to successive reorganizations, mergers and sales.

     d) No Impairment. The Company shall not, by amendment of its Certificate of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of all the provisions of this Section 3 and in taking all such action as may be necessary or appropriate to protect the Holder's rights under this Section 3 against impairment.

     e) Notice. Upon any adjustment of the Warrant Price and any increase or decrease in the number of shares of the Common Stock purchasable upon the exercise of this Warrant, then, and in each such case, the Company, as promptly as practicable thereafter, shall give written notice thereof to the Holder of this Warrant at the address of such Holder as shown on the books of the Company, which notice shall state the Warrant Price as adjusted and the increased or decreased number of shares purchasable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation of each. The Company further agrees to notify the Holder of this Warrant in writing of a reorganization, merger or sale described in Section 3(c) hereof at least ten
(10) days prior to the effective date thereof.

     f) Fractional Shares. No fractional shares shall be issuable upon exercise of the Warrant and the number of shares to be issued shall be rounded down to the nearest whole share. If a fractional share interest arises upon any exercise of the Warrant, the Company shall eliminate such fractional share interest by paying the Holder an amount computed by multiplying the fractional interest by the fair market value of a full share.

4. No Shareholder Rights. This Warrant, by itself, as distinguished from any shares purchased hereunder, shall not entitle its Holder to any of the rights of a shareholder of the Company.

5. Reservation of Stock; Taxes.

     a) On and after the issuance date hereof, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Warrant Stock upon the exercise of this Warrant. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Warrant Stock issuable upon the exercise of this Warrant.

     b) The Company covenants that all Common Stock that may be issued upon the exercise of rights represented by this Warrant will, upon exercise in accordance with this Warrant, be fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue (other than taxes in respect of any transfer occurring contemporaneously with such issue). The Company shall pay any and all United States federal, state and local taxes and other charges that may be payable in connection with the preparation, issuance and delivery of the certificates representing Common Stock issued hereunder.

6. Exercise of Warrant.

     a) This Warrant may be exercised in whole or part by the Holder, at any time after the date hereof and prior to the Termination Date, by the surrender of this Warrant, together with the Notice of Exercise and Investment Representation Statement in the forms attached hereto as Attachments 1 and 2, respectively, duly completed and executed at the principal office of the Company, specifying the portion of the Warrant to be exercised and accompanied by payment in full of the Warrant Price in accordance with Section 6(b) hereof.

     b) The Holder may elect to pay the payment in full of the Warrant Price with respect to the shares of Warrant Stock being purchased (i) in cash or by cashier's or bank check, (ii) by converting the Warrant into Warrant Stock ("Cashless Exercise"), or (iii) a combination of the methods provided for in sub-clauses (i) and (ii). If the Holder elects to pay the Warrant Price through Cashless Exercise, upon the exercise hereof, the Holder shall specify in the Notice of Exercise that the Company is authorized to withhold from issuance a number of shares of Warrant Stock, which, when multiplied by the fair market value (as determined in good faith by the Board of Directors of the Company and agreed to by the Holder) per share of the Warrant Stock, is equal to the aggregate Warrant Price to be paid for all shares of Warrant Stock for which the Cashless Exercise payment method is being utilized (and such withheld shares shall no longer be issuable under this Warrant).

     c) This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Stock issuable upon such exercise. If the Warrant shall be exercised for less than the total number of shares of Warrant Stock then issuable upon exercise, promptly after surrender of the Warrant upon such exercise, the Company will execute and deliver a new Warrant, dated the date hereof, evidencing the right of the Holder to the balance of the Warrant Stock purchasable hereunder upon the same terms and conditions set forth herein.

7. Transfer of Warrant. This Warrant may not be transferred or assigned by the Holder hereof in whole or in part, except to an Affiliate of the Holder, without the prior written consent of the Company.

8. Termination. This Warrant shall terminate on 5:00 p.m. New York time on the Termination Date.

9. Piggyback Registration Rights.

     a) If the Company shall determine to register any Common Stock either for its own account or for the account of any stockholders exercising demand registration rights, other than a registration relating solely to employee benefit plans, or a corporate reorganization or other transaction covered by Rule 145 (or its successor rule) promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act, or a registration on any registration form that does not permit secondary sales, or on a form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the shares of Warrant Stock, then the Company will:

        i) at least thirty (30) days prior to filing any such registration statement under the Securities Act, give to the Holder written notice thereof;

        ii) subject to Sections 9(b) and (d) hereof, use commercially reasonable efforts to include in such registration (and any related qualification under blue sky laws or other compliance; provided, that in no event shall the Company be required in connection therewith or as a condition thereto to qualify to do business or file a general consent to service of process in any such states or jurisdictions unless the Company is already subject to service in such jurisdictions and except as may be required by the Securities Act), and in any underwriting involved therein, all the shares of Warrant Stock specified in a written request or requests, made by the Holder and received by the Company within twenty (20) days after the written notice from the Company described in clause (a) above is mailed or delivered by the Company. Such written request may specify all or a part of the Warrant Stock;

        iii) The registration rights set forth in this Section 9(a) hereunder shall be afforded to the Holder in accordance with the priorities set forth in
Section 9(b) hereof; and

        iv) If the Common Stock is then listed on any national securities exchange (as defined in the Exchange Act) or is then quoted on NASDAQ, use commercially reasonable efforts to list all Warrant Stock covered by such registration statement on the national securities exchange on which the Common Stock is then listed, and if not so listed, to be quoted on NASDAQ if then quoted.

     b) Allocation of Registration Opportunities. In any circumstance in which all of the shares of Warrant Stock and other Company securities with registration rights (such other Company securities being referred to as the "Other Shares") requested to be included in a registration on behalf of other selling persons cannot be so included due to marketing factors or other reasons, the Company may limit, to the extent so advised by the managing underwriter(s), the amount of Company securities to be included in the registration by the holders of Company securities (including the Holder) as discussed in the following sentence. The Company shall so advise all holders of Company securities requesting registration, and, subject to the preceding sentence, the number of shares of Company securities that are entitled to be included in the registration and underwriting shall be allocated (A) first to the Company for

Company securities being sold for its own account; (B) thereafter to the Other Shares of any persons holding demand registration rights electing to include such securities in the registration (unless the terms of such person's demand rights permit such person to be included before the Company, in which case the terms of such demand rights shall control with respect to the priority between such holder and the Company), (C) thereafter to the Other Shares held by persons holding piggyback registration rights electing to include such securities in the registration, on a pro rata fully diluted basis; and (D) thereafter to the Warrant Stock held by persons holding piggyback registration rights electing to include such securities in the registration, on a pro rata fully diluted basis. If other selling persons do not request inclusion of the maximum number of Other Shares allocated to them pursuant to the above-described procedure, the remaining portion of such person's allocation shall be reallocated among the other selling persons whose allocations did not satisfy their requests in the order described in subsections (A), (B), (C) and (D) above, pro rata under each such subsection on the basis of the number of shares of Warrant Stock and Other Shares, as applicable, held by such persons, and this procedure shall be repeated until all of the shares of Warrant Stock and Other Shares, as applicable, that may be included in the registration on behalf of the other selling persons have been so allocated.

     c) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holder as a part of the written notice given pursuant to Section 9(a) hereof. In such event, the right of the Holder to registration pursuant to this
Section  9  shall  be  conditioned  upon  the  Holder's  participation  in  such underwriting and the inclusion of the shares of Warrant Stock in the underwriting to the extent provided in Section 9 of this Warrant. To the extent the Holder proposes to distribute the shares of Warrant Stock through such underwriting the Holder shall (together with the Company and the other holders of Company securities with registration rights to participate therein distributing their Company securities through such underwriting) enter into an underwriting agreement in customary form for offerings of the type proposed with the representative of the underwriter or underwriters selected by the Company.

     d) Procedures. Notwithstanding any other provision of this Section 9, if the managing underwriter(s) advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the managing underwriter(s) may limit the number of shares of Warrant Stock to be included in the registration and underwriting in accordance with Section 9(b) hereof. If the Holder does not agree to the terms of any such underwriting, the Holder shall be excluded therefrom by written notice from the Company or the underwriter. Any shares of Warrant Stock or other Company securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

     e) Indemnification. In the event any shares of Warrant Stock are included in a registration statement under this Section 9:

        i) To the extent permitted by law, the Company will indemnify and hold harmless the Holder, the partners, members, managers, or officers, directors and stockholders of the Holder, legal counsel and accountants for the Holder, any underwriter (as defined in the Securities Act) for the Holder and each person, if any, who controls the Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the

Securities Act, the Exchange Act or any state securities laws, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities laws or any rule or regulation promulgated under the Act, the Exchange Act or any state securities laws (collectively, a "Company Violation"); and the Company will reimburse the Holder for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 9(e)(i) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Company Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Holder; provided, further, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of the Holder if a copy of the prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of the Holder to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the shares to such person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

        ii) To the extent permitted by law, the Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter, any other selling holder of Company securities in such registration statement (an "Other Selling Holder") and any controlling person of any such underwriter or Other Selling Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or any state securities laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any of the following statements, omissions or violations: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Holder or its Affiliates of the Securities Act, the Exchange Act, any state securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities laws (collectively, a "Holder Violation"); in each case to the extent (and only to the extent) that such Holder Violation occurs in reliance upon and in conformity with written information furnished by the Holder expressly for use in connection with such registration; and the Holder will reimburse the Company, and each such director, officer, underwriter or controlling person, for any legal or other expenses reasonably incurred by the Company, such director, officer, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 9(e)(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld); provided, further, however, that in no event shall any indemnity under this subsection 9(e)(ii) exceed the net proceeds from the offering received by the Holder, unless such liability arises out of or is based upon the Holder's willful misconduct, in which case the foregoing limitation of liability shall not apply.

        iii) Promptly after receipt by an indemnified party under this Section 9(e) of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 9(e), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 9(e), except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. Furthermore, the omission to deliver written notice to the indemnifying party will not relieve the indemnifying party of any liability that it may have to any indemnified party otherwise than under this Section 9(e).

        iv) If the indemnification provided for in this Section 9(e) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party(ies) on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations including the relative benefits received as a result of the offering. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

        v) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

        vi) The obligations of the Company and the Holder under this Section 9(e) shall survive the completion of any offering of shares of Warrant Stock in a registration statement under this Section 9, and otherwise.

10. Miscellaneous. This Warrant shall be governed by the laws of the State of Delaware, as such laws are applied to contracts to be entered into and performed entirely in Delaware. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed or waived orally, but only by an instrument in writing signed by the Company and the Holder of this Warrant. All notices and other communications from the Company to the Holder of this Warrant shall be delivered personally, by facsimile or mailed by first class mail, postage prepaid, to the address furnished to the Company in writing by the last Holder of this Warrant who shall have furnished an address to the Company in writing, and if mailed shall be deemed given three days after deposit in the United States mail.

     ISSUED: February 25, 2004

                                           COMPETITIVE TECHNOLOGIES, INC.


                                           By: /s/ John B. Nano
                                               _________________________________

                                           Name: John B. Nano
                                                 _______________________________

                                           Its: President & CEO
                                                ________________________________

                                  Attachment 1
                                  ------------

                               NOTICE OF EXERCISE


TO:      COMPETITIVE TECHNOLOGIES, INC.

     o The undersigned hereby elects to purchase _____________ shares of the Warrant Stock of Competitive Technologies, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

     o DELETE IF NOT APPLICABLE[The undersigned, pursuant to the provisions of the attached Warrant, hereby irrevocably elects to exercise the right of cashless exercise for ___ shares of Warrant Stock and as payment therefor hereby directs Competitive Technologies, Inc., to withhold ________ shares of Warrant Stock that the undersigned would otherwise be entitled to under the Warrant].

     o Please issue a certificate or certificates representing said shares of Warrant Stock in the name of the undersigned or in such other name as is specified below:


                    ________________________________________
                                     (Name)


                    ________________________________________
                                    (Address)



___________________________________          ___________________________________
(Date)                                       (Name of Warrant Holder)

                                             By:
                                                 _______________________________

                                             Title:
                                                    ____________________________

                                  Attachment 2
                                  ------------

                       INVESTMENT REPRESENTATION STATEMENT

                             Shares of Warrant Stock
                     (as defined in the attached Warrant) of
                         COMPETITIVE TECHNOLOGIES, INC.

     In connection with the purchase of the above-listed securities, the undersigned hereby represents to Competitive Technologies, Inc. (the "Company") as follows:

1. The securities to be received upon the exercise of the Warrant (the "Securities") will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and the undersigned has no present intention of selling, granting participation in or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control. By executing this Statement, the undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to any Securities issuable upon exercise of the Warrant.

2. The undersigned understands that the Securities issuable upon exercise of the Warrant at the time of issuance may not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, on the ground that the issuance of such securities is exempt pursuant to Regulation D under the Securities Act and state law exemptions relating to offers and sales not by means of a public offering, and that the Company's reliance on such exemptions is predicated on the undersigned's representations set forth herein.

3. The undersigned hereby represents and warrants to the Company that, as of the date hereof, the undersigned (i) is an Accredited Investor as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act; (ii) has the ability to bear the economic risks of the undersigned's prospective investment in the Securities, including a complete loss of the undersigned's investment in the Securities; and (iii) has not been offered the Securities by any form of advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any such media.

4. Except for a transfer by the undersigned to an Affiliate of the undersigned which agrees in writing, in form and substance satisfactory to the Company, to be bound by this paragraph 4 as if it was the undersigned, the undersigned agrees that in no event will it make a disposition of any Securities acquired upon the exercise of the Warrant unless and until (i) it shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) it shall have furnished the Company with an opinion of counsel satisfactory to the Company and Company's counsel to the effect that (A) appropriate action necessary for compliance with the Securities Act and any applicable state securities laws has been taken or an exemption from the registration requirements of the Securities Act and such laws is available, and (B) the proposed transfer will not violate any of said laws.

5. The undersigned acknowledges that an investment in the Company involves risks and represents that it is able to fend for itself in the transactions contemplated by this Statement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investments, and has the ability to bear the economic risks (including the risk of a total loss) of its investment. The undersigned represents that it has had the opportunity to ask questions of the Company concerning the Company's business and assets and to obtain any additional information which it considered necessary to verify the accuracy of or to amplify the Company's disclosures, and has had all questions which have been asked by it satisfactorily answered by the Company.

6. The undersigned acknowledges that each certificate or other document represents shares of the Securities shall bear a legend in substantially the following form until such time as the Securities represented thereby are no longer subject to the provisions hereof:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND MAY NOT BE SOLD UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER SUCH ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF SUCH SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT, OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

7. The undersigned acknowledges that the Securities issuable upon exercise of the Warrant must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The undersigned is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being through a "broker's transaction" or in transactions directly with a "market makers" (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations.

     Dated: _______________________


                                             ___________________________________
                                             (Typed or Printed Name)


                                             By: _______________________________
                                                     (Signature)

                                             ___________________________________
                                             (Title)

                      [COMPETITIVE TECHNOLOGIES LETTERHEAD]


June 17, 2004

Brooks Houghton & Company, Inc.
444 Madison Avenue, 25th Floor
New York, NY  10022
Attn: Gerald H. Houghton
      President

Dear Mr. Houghton:

We understand that at some point in the future Brooks Houghton & Company, Inc. ("Brooks Houghton") may desire to transfer all or some portion of the right to purchase shares of the Common Stock of Competitive Technologies, Inc. (the "Company") represented by that certain Warrant issued by the Company to Brooks Houghton, dated February 25, 2004 (the "Warrant"), to employees of Brooks Houghton who are Accredited Investors (as defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended). This letter confirms that, pursuant to Section 7 of such Warrant, the Company will consent, and hereby does consent, to the transfer of all or any portion of the Warrant to such employees.

Sincerely,

/s/ John Nano
_____________
John Nano
President and Chief Executive Officer